                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 17, 2004


                  CHASE CREDIT CARD OWNER TRUST, SERIES 1999-3
 -------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)



           United States               333-74303                 22-2382028
----------------------------   -------------------------   ---------------------
(State or other jurisdiction   (Commission File Numbers)       (IRS Employer
of incorporation)                                           Identification No.)


              White Clay Center, Building 200, Newark, DE          19711
              ---------------------------------------------    -------------
              (Address of principal executive offices)            Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of the Chase Credit Card Owner Trust, Series 1999-3 ("Series 1999-3"), which issued multiple classes of Asset Backed Notes.

         On May 17, 2004, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Notes of Series 1999-3 contemplated by the related Indenture. A copy of the Monthly Noteholders Statement with respect to such distribution, delivered pursuant to Section 7.3 of the related indenture, is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        --------------

                  20.1 Monthly Noteholders Statement with respect to the May 17, 2004 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 17, 2004

                                              By: CHASE MANHATTAN BANK USA,
                                              NATIONAL ASSOCIATION,
                                              as Administrator


                                              By:  /s/ Patricia M. Garvey
                                              ----------------------------------
                                              Name: Patricia M. Garvey
                                              Title: Vice President

                                             INDEX TO EXHIBITS
                                             ----------------------------

Exhibit No.                                  Description
---------------                              -----------------
20.1                                         Monthly Statement to Noteholders on
                                             May 17, 2004